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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  March 10, 2003


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                     1-2256                13-5409005
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification No.)






      5959 Las Colinas Boulevard
           Irving, Texas                                    75039-2298
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(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000



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          (Former name or former address, if changed since last report)

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ITEM 9.     Regulation FD Disclosure.

            Due to an upcoming change in the administrator for the ExxonMobil Savings Plan, there will be limitations on ExxonMobil stock transactions within the Plan during a brief transition period. Specifically, purchase or sale orders for ExxonMobil stock will not be accepted for heritage Mobil accounts on April 28 or April 29, 2003, or for ExxonMobil accounts on April 30, 2003.

            While this transition period may not meet the definition of a "blackout period" under Rule 102 of Regulation BTR, securities transactions by ExxonMobil directors and officers will be restricted as if Regulation BTR did apply.

            The notice to this effect provided to ExxonMobil's directors and officers is included as Exhibit 99 to this filing and incorporated herein by reference. The date ExxonMobil received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 was March 10, 2003.



































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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EXXON MOBIL CORPORATION


Date:  March 10, 2003                   By:   /s/ Donald D. Humphreys
                                              --------------------------------
                                        Name:   Donald D. Humphreys
                                        Title:  Vice President, Controller and
                                                Principal Accounting Officer







































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                                 INDEX TO EXHIBITS


Exhibit No.       Description
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99                Notice to Directors and Executive Officers, dated March 10,
                  2003.

















































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